UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

240 Matheson Blvd. East,
Mississauga, Ontario	L4Z 1X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

            On May 31, 2018, Sphere 3D Corp., an Ontario corporation (the “Company”), held a special meeting of the Company’s shareholders in San Jose, California (the “Special Meeting”). As of April 10, 2018, the Company’s record date for the Special Meeting, there were a total of 9,498,032 common shares, no par value per share (the “common shares”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 7,219,899 common shares were present or represented by proxy and, therefore, a quorum was present. The Company’s shareholders voted on two proposals and Proposal 1 and Proposal 2 were approved by the requisite vote of the Company’s shareholders. The final voting results for the proposals are set forth below.

            Proposal 1: A proposal to pass, with or without variation, a special resolution approving the sale of all of the shares of Overland Storage, Inc., a subsidiary of the Company, to Silicon Valley Technology Partners LLC (the “Share Purchase”), which may be deemed to constitute a sale of substantially all of the assets of the Company in accordance with Section 184(3) of the Business Corporations Act (Ontario), as more particularly described in the Company’s proxy statement dated April 26, 2018, as amended and supplemented (the “Proxy Statement”).

For	Against
3,832,719	106,352

The Share Purchase also constitutes a “related party transaction” for the purposes of Multilateral Instrument 61-101 Protection of Minority Holders in Special Transactions (“MI 61-101”) and as such requires the affirmative vote of a simple majority of the votes cast by holders of common shares of the Company other than (i) “interested parties” (as defined in MI 61-101); any (ii) “related party” (as defined in MI 61-101) of an “interested party”, unless the “related party” meets that description solely in its capacity as a director or senior officer of one or more persons that are neither an “interested party” nor “issuer insiders” of the Company; and (iii) any person that is a “joint actor” (as defined in MI 61-101) with any of the foregoing (the “Minority Shareholders”), represented in person or by proxy at the Special Meeting. Of the 1,188,912 votes cast by minority shareholders represented in person or by proxy at the Special Meeting, 1,082,563 affirmatively voted for the Share Purchase, constituting a simple majority thereof.

            Proposal 2: A proposal to pass, with or without variation, a special resolution amending the Company’s articles to change the name of the Company to “HVE ConneXions, Inc.”, as more particularly described in the Proxy Statement.

For	Against
6,703,841	516,058

            The affirmative vote of shareholders of the Company holding at least (i) 66 2/3% of the votes cast by shareholders represented in person or by proxy at the Special Meeting and (ii) a simple majority of the votes cast by the minority shareholders represented in person or by proxy at the Special Meeting satisfies one of the conditions to the closing of the Share Purchase, which remains subject to other customary closing conditions.

Item 8.01. Other Events.

            On May 31, 2018, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued May 31, 2018.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE 3D CORP.

(Registrant)

Date: May 31, 2018	By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued May 31, 2018.